BELL, BOYD & LLOYD
                           Three First National Plaza
                       70 West Madison Street, Suite 3300
                          Chicago, Illinois 60602-4207
                                 312  372-1121
                               Fax  312  372-2098


   JANET D. OLSEN
    312 807-4311
jolsen@bellboyd.com


                                   August 31, 1999

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                              Fasciano Fund, Inc.
                      1933 Act Registration No.  33-23997
                       1940 Act Registration No. 811-5602


Ladies and Gentlemen:

     On behalf of Fasciano Fund, Inc. (the "Fund"), we are transmitting for electronic filing under the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act") post-effective amendment no. 11 to the Fund's registration statement under the 1933 Act, which is also amendment no. 13 to its registration statement under the 1940 Act, including all exhibits thereto.

REASON FOR AMENDMENT. This amendment is being filed to update the financial information included therein. It is intended to comply with the Commission's new rules for preparing Form N-1A.

EFFECTIVE DATE. This filing is being made pursuant to Rule 485(a)(1) under the Securities Act to become effective on November 1, 1999.

COMMENTS. Please direct any comments on this filing to the undersigned at 312 807-4311.

                                   Sincerely,

                                   BELL, BOYD & LLOYD

                                        /s/ Janet D. Olsen
                                        Janet D. Olsen

   As filed with the Securities and Exchange Commission on [November 1], 1999
                                        Securities Act registration no. 33-23997
                                        Investment Company Act file no. 811-5602

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
          POST-EFFECTIVE AMENDMENT NO. 11           [X]

                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                  AMENDMENT NO. 13                      [X]

                              FASCIANO FUND, INC.
                                  (Registrant)

                       190 S. LaSalle Street, Suite 2800
                            Chicago, Illinois 60603

                        Telephone number:  312/444-6050

     Michael F. Fasciano                          Janet D. Olsen
     Fasciano Company, Inc.                       Bell, Boyd & Lloyd
     Suite 2800                                   Suite 3200
     190 S. LaSalle Street                        70 West Madison Street
     Chicago, Illinois  60603                     Chicago, Illinois  60602
                              (Agents for service)

                 Amending Parts A, B and C and filing exhibits

               It is proposed that this filing will become effective:
-------        immediately upon filing pursuant to paragraph (b) of rule 485
-------        on -------------- pursuant to paragraph (b) of  rule 485
-------        60 days after filing pursuant to paragraph (a)(1) rule 485(a)
---X---        on [November 1, 1999] pursuant to paragraph (a)(1) rule 485(a)
-------        75 days after filing pursuant to paragraph (a)(2) of rule 485
-------        on -------------- pursuant to paragraph (a)(2) of rule 485

  Registrant intends to file its Rule 24f-2 Notice for the fiscal year ending
                June 30, 1999 on or before [September 28], 1999.

                           PART C  OTHER INFORMATION
Item 23.            Exhibits
  (a)               Restated articles of incorporation3<F3>
  (b)               Bylaws3<F3>
  (c)               Form of common stock certificate1<F1>
  (d)               Investment advisory agreement with Fasciano
                    Company, Inc.3<F3>
  (e)               None
  (f)               None
  (g) Custody agreement with Firstar Trust Company (formerly First Wisconsin Trust Company)3<F3>
  (h)(i) Shareholder servicing agreement with Firstar Trust Company (formerly First Wisconsin Trust Company)3<F3>
  (h)(ii)           Accounting Services Agreement with Firstar Trust
                    Company3<F3>
  (i)               Opinion and Consent of Bell, Boyd & Lloyd
  (j)               Consent of independent public accountants
  (k)               None
  (l)(i)            Initial 1987 Subscription Agreement for
                    Individuals2<F2>
  (l)(ii) Initial 1987 Subscription Agreement for Corporations,2<F2> Trusts and Partnerships
  (l)(iii)          Initial 1988 Subscription Agreement2<F2>
  (l)(iv)           Second 1988 Subscription Agreement2<F2>
  (l)(v)            Third 1988 form of Subscription Agreement2<F2>
  (m)               None
  (n)               None
  (o)               Financial Data Schedule

1<F1> Incorporated by reference to the exhibit of the same number filed with pre-effective amendment No. 2 to registrant's registration statement on form N-1A, No. 33-23997 (the "Registration Statement") filed on November 8, 1988.
2<F2> Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement, filed on October 27, 1994.
3<F3> Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.

Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------
            The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Management" is incorporated by reference.

Item 25.  Indemnification
          ---------------
            Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ninth of the Charter of the registrant (exhibit 1 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
            The information in the prospectus under the caption "Management of the Fund - Directors and Investment Adviser" is incorporated by reference. Except as noted therein, neither Fasciano Company, Inc., nor any of its directors or officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee.

Item 27.  Principal Underwriters
          ----------------------
            (a)  None
            (b)  None
            (c)  None

Item 28.  Location of Accounts and Records
          --------------------------------
            Michael F. Fasciano
            President
            Fasciano Fund, Inc.
            190 S. LaSalle St., Suite 2800
            Chicago, Illinois  60603

Item 29.  Management Services
          -------------------
            None

Item 30.  Undertakings
          ------------
            Not applicable

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on [November 1], 1999.


                                FASCIANO FUND, INC.



                                By /s/ Michael F. Fasciano
                                   -----------------------------------
                                     Michael F. Fasciano, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

      Name                           Title                      Date
      ----                           -----                      ----

/s/ Michael F. Fasciano       Director, President and     )
-----------------------       Treasurer (principal        )
 Michael F. Fasciano          executive, financial and    )
                              accounting officer)         )
                                                          )
                                                          )
/s/ David R. Long             Director                    )  [November 1], 1999
-----------------------                                   )
 David R. Long                                            )
                                                          )
                                                          )
/s/ Mark B. Mandich           Director                    )
-----------------------                                   )
 Mark B. Mandich                                          )



                  INDEX OF EXHIBITS FILED WITH THIS AMENDMENT
                  -------------------------------------------
Exhibit
Number      Exhibit
-------     -------
 (i)        Opinion and Consent of Bell, Boyd & Lloyd
 (j)        Consent of independent public accountants
 (o)        Financial Data Schedule


                                                                      PROSPECTUS
FASCIANO FUND, INC.
A NO-LOAD FUND
                                                              [NOVEMBER 1], 1999

                                     [LOGO]
                            190 SOUTH LASALLE STREET
                                   SUITE 2800
                            CHICAGO, ILLINOIS 60603
                                 (312) 444-6050
                                 (800) 848-6050
                             www.fascianofunds.com
                             ---------------------
                             INFO@FASCIANOFUNDS.COM


                INVESTMENT OBJECTIVE:  LONG-TERM CAPITAL GROWTH

                           NO SALES OR 12B-1 CHARGES


     MINIMUM INVESTMENT                           PLANS AVAILABLE
     ------------------                           ---------------

REGULAR AND ROTH IRA ACCOUNTS            INDIVIDUAL RETIREMENT ACCOUNT (IRA)
     Initial investment:  $1,000
     Subsequent investments:  $100       ROTH IRA

AUTOMATIC INVESTMENT PLAN                EDUCATION IRA
     No initial investment required      Initial Investment: $500
     Each automatic investment:  $50
                                         SEP-IRA
SYSTEMATIC WITHDRAWAL PLAN
                                         SIMPLE-IRA


                                                                      PROSPECTUS
FASCIANO FUND, INC.
                                                              [NOVEMBER 1], 1999

                                     [LOGO]
                            190 SOUTH LASALLE STREET
                                   SUITE 2800
                            CHICAGO, ILLINOIS 60603
                                 (312) 444-6050
                                 (800) 848-6050
                             www.fascianofunds.com
                             ---------------------
                             INFO@FASCIANOFUNDS.COM


                INVESTMENT OBJECTIVE:  LONG-TERM CAPITAL GROWTH


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS
                                                                          Page
                                                                          ----
INVESTMENTS, RISKS AND PERFORMANCE                                          1
INVESTMENT OBJECTIVES AND POLICIES                                          3
INVESTMENT RISKS                                                            3
PURCHASING SHARES                                                           4
REDEEMING SHARES                                                            6
ACCOUNT REGISTRATION                                                        8
IRA PLAN                                                                    8
MANAGEMENT OF THE FUND                                                      9
DIVIDENDS AND DISTRIBUTIONS                                                 9
TAXATION                                                                   10
Y2K DISCLOSURE                                                             10
FINANCIAL HIGHLIGHTS                                                       11

                       INVESTMENTS, RISKS AND PERFORMANCE

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL STRATEGIES?

     OBJECTIVE. The primary investment objective of the Fund is long-term capital growth.

     PRINCIPAL STRATEGIES. The Fund invests in common stocks of smaller companies that the Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"), believes have superior business qualities compared to other similar-size companies and offer excellent potential to appreciate in price over several years.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     Your investment in the Fund is subject to market risk and you can lose money by investing in the Fund if:

     o  The stock market goes down, or

     o The common stocks the Adviser selects for the Fund do not perform as the Advisor expected.

     In addition, the smaller companies that the Fund tends to invest in are often more volatile and less liquid than the stocks of larger companies and

     o  may have a shorter history of operations than large companies;

     o  may not have as great an ability to raise additional capital;

     o may have a less diversified product line, making them susceptible to market pressure; and

     o  may have a smaller public market for their shares.

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

     The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. The Adviser has an investment time horizon of three to five years. Prospective investors should invest in the Fund with a time horizon of three years or longer to be consistent with the Adviser. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

HOW HAS THE FUND PERFORMED?

     The following bar chart and table illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of the Fund's returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). Of course, the Fund's past performance doesn't necessarily indicate how it will perform in the future.

Total Return Graph for Calendar Yrs.
1988            20.2%
1989            22.5%
1990            (1.2)%
1991            35.1%
1992             7.7%
1993             8.1%
1994             3.7%
1995            31.1%
1996            26.5%
1997            21.5%
1998             7.2%

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 23.36%,
     during the first quarter of 1991.

Worst quarter: -15.99%,
     during the third quarter of 1990.

     The following table shows the Average Annual Total Return on an investment in the Fund compared to changes in the Russell 2000 Index for the 1-, 5- and 10-year periods ended December 31, 1998:

             Fasciano Fund  Russell 2000 Index*<F4>
             -------------  -----------------------
1 year            7.19%             -2.55%
5 years          17.50%             11.86%
10 years         15.59%             12.92%

*<F4> The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies.

WHAT ARE THE COSTS OF INVESTING IN THE FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                 Maximum sales charge                     None
                 Redemption fee                           None
                 Exchange fee                             None


                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                 Management fees                          1.0%
                 Distribution (12b-1) fees                None
                 Other expenses                           0.2%
                                                          ----
                 Total Annual Operating Expenses          1.2%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, redeem all of your shares at the end of those periods, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                         After 1 year           $122
                         After 3 years          $381
                         After 5 years          $660
                         After 10 years         $1,455

                         MORE INFORMATION ON THE FUND'S
                      INVESTMENT OBJECTIVES AND STRATEGIES

OBJECTIVE:

    The primary investment objective of the Fund is long-term capital growth. The Adviser will consider current income in selecting securities, but its importance is secondary to capital growth.

    The Fund primarily invests in common stocks and securities having common stock characteristics, including securities convertible into common stocks, and rights and warrants to purchase common stocks based on their potential for capital appreciation. The Adviser selects common stocks that it believes have superior business qualities compared to other similar-size companies and offer excellent potential to appreciate in price over several years. In its analysis, the Adviser considers business qualities such as profitability and cash flow, financial condition, insider ownership, and stock valuation.

    The Adviser invests the Fund primarily in smaller companies (generally having market capitalizations of less than $1.5 billion) that the Adviser believes have strong business franchises and are likely to sustain higher long-term rates of growth. The Adviser also will invest the Fund in smaller companies that are underfollowed by institutional investors and thereby may have greater potential to appreciate in price. However, the Fund may hold the stocks of small companies that grow into medium-size companies, and may invest in larger companies that present attractive opportunities for long-term capital growth.

    The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. The Adviser has an investment time horizon of three to five years. Prospective investors should invest in the Fund with a time horizon of three years or longer to be consistent with the Adviser. From time to time, however, the Fund may invest on a short-term basis or may sell within a few months securities that it had originally intended to be a long-term investment.

    The Fund generally seeks to be fully invested, although at times, a large portion of the Fund may be invested in cash. The Fund generally does not attempt to invest based on a market timing strategy. In addition, the Fund may invest exclusively in corporate or government obligations or hold cash or cash equivalents if the Adviser considers a temporary defensive position advisable in response to adverse market, economic, political, or other conditions. A consequence of the Fund taking such a temporary defensive position is that it may not be able to achieve its investment objective.

                                INVESTMENT RISKS

    Market Risk. All investments, including those in mutual funds, have risks and an investment in the Fund is not a balanced investment program. The Fund invests mostly in common stocks, which represent an equity (ownership) interest in a corporation. However, stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

    Risks of Small Companies. The securities of small companies, as a class, have shown market behavior which has had periods of favorable results and other periods of less favorable results relative to larger companies as a class. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies and

    o may have a shorter history of operations than large companies;

    o may not have as great an ability to raise additional capital;

    o may have a less diversified product line, making them susceptible to market pressure; and

    o may have a smaller public market for their shares.

                               PURCHASING SHARES

    You may purchase shares of the Fund at net asset value by check, by wire or through the Fund's Automatic Investment Plan. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 (except for an Automatic Investment Plan) and minimum subsequent investments are $100 (excluding reinvestments of dividends and capital gain distributions), or $50 under the Automatic Investment Plan described below.

    Purchasing shares by check. To purchase shares by check, call the number on the front of this prospectus to request a Share Purchase Application. Complete and sign the Share Purchase Application and mail it, with a check in U.S. dollars drawn on a U.S. bank for the total purchase price, to the Fund's transfer agent, FIRSTAR MUTUAL FUND SERVICES, LLC, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701.

    Purchasing shares by wire. You may also pay for Fund shares by wire transfer of the purchase price. Before wiring funds, call Firstar Mutual Fund Services, LLC ("Firstar") at (800) 982-3533 to ensure prompt and accurate handling of your investment. Then instruct your bank to wire the purchase price to "Firstar Bank-Milwaukee N.A., ABA number 075000022, Credit Firstar Trust Department, Account 112-952-137, Further Credit: Fasciano Fund, Inc.,
Attention: Mutual Fund Services (shareholder name; account number)." Your bank may charge you a fee for sending the wire. The Fund is not responsible for the consequences of delays, including delays in the banking or Federal Reserve wire system.

    Purchasing shares by telephone. To purchase shares by telephone, call Firstar at (800) 982-3533. You may not make an initial purchase by telephone, but you may make subsequent investments to an existing account. The minimum telephone purchase amount is $1,000. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Firstar must receive your telephone purchase order before the close of regular session trading on the New York Stock Exchange (generally 3:00 p.m., Central time) to receive the net asset value calculated for that day. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and Firstar employ procedures reasonably designed to confirm that such instructions by telephone are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstar's records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

    Automatic Investment Plan. The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account.

    There is no minimum initial investment if you enroll in the Automatic Investment Plan when you open your account. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. To join the Automatic Investment Plan, complete that portion of the Share Purchase Application or fill out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. To cancel your participation in the Plan or change the amount of purchase or the day each month on which shares are purchased at any time, simply call (800) 982-3533 or write to the Fund, c/o FIRSTAR MUTUAL FUND SERVICES, LLC, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. The change or cancellation will be effective five business days following receipt. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

    Each investment through the Automatic Investment Plan must be at least $50 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

    General. For each investment in shares of the Fund, including dividends and capital gain distributions reinvested in Fund shares, you will receive a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. Generally the Fund does not issue stock certificates for the shares, although stock certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on the books of the Fund without the issuance of certificates.

    The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, or which do not include properly certified social security or taxpayer identification numbers. In addition to any loss the Fund sustains, Firstar will charge a fee (currently $25) for any check that is returned for insufficient funds.

    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. Do not mail letters by overnight courier to the post office box address. Address any CORRESPONDENCE SENT BY OVERNIGHT COURIER to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

    Purchases and redemptions through dealers. You may purchase or redeem shares of the Fund through some broker-dealers, banks or other institutions that have made Fund shares available to their customers ("financial services companies"). Some financial services companies may charge fees to their customers, including fees on purchases or redemptions of Fund shares. Those charges, if imposed, could constitute a substantial portion of a smaller account and may not be in your best interest. Some financial services companies charge no fees or fewer fees to their customers. However, for accounting and shareholder services such company provides with respect to Fund shares the company holds for its customers, the company may charge a fee (generally a percentage of the annual average value of those accounts).

    The Fund may also enter into an arrangement with some financial services companies authorizing the company to process purchase orders or redemption requests on behalf of the Fund on an expedited basis, including requesting share redemptions by telephone (an "authorized agent"). If an authorized agent receives a purchase order or redemption request, the Fund will be deemed to have received such order or request for purposes of determining the net asset value of Fund shares to be purchased or redeemed.

    Determining the Share Price. Firstar Mutual Fund Services, LLC, the Fund's transfer agent, will price share purchase and redemption orders at the Fund's net asset value next computed after either Firstar or an authorized agent of the Fund receives such orders. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request in proper form. The net asset value of a share of common stock of the Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange on any day on which that exchange is open for trading. Closing time is generally 3:00 p.m. Central time, but is sometimes earlier. The net asset value of a share of the Fund is the value of the Fund's assets, less its liabilities, divided by the number of shares outstanding.

    Securities traded on a stock exchange are ordinarily valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that day, the closing bid price. Other securities are generally valued at the current bid price. Any securities for which there are no readily available market quotations and all assets other than securities will be valued at a fair value, as the board of directors will determine in good faith. The effect of fair value pricing will be that the Fund's net asset value will not be based on the last quoted price on the security, but on a price which the board of directors or their delegate believes reflects the current and true price of the security.

    For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the authorized agent receives such purchase order, plus any applicable transaction charge the agent imposes. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the authorized agent receives the redemption order, less any redemption fees the agent imposes.

                                REDEEMING SHARES

    Redeeming shares in writing. The Fund will redeem all or any part of your shares upon your written request delivered to the Fund's transfer agent, Firstar Mutual Fund Services, LLC, P. O. Box 701, Milwaukee, Wisconsin 53201-0701, or to an authorized agent of the Fund, as described above.

    Your redemption request must:

(1) specify the number of shares or the dollar amount to be redeemed, unless all shares are to be redeemed;

(2) be signed by all owners exactly as their names appear on the account;

(3) include a signature guarantee if the shares to be redeemed have a value of more than $20,000, or if the redemption proceeds are to be sent to an address different from the address in the Fund's records; the guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity state law authorizes each of the Fund's other major service providers to guarantee signatures (a notary public is not an acceptable guarantor); and
              ---

(4) be accompanied by properly endorsed stock certificates representing the shares to be redeemed, if they are represented by certificates.

    In the case of shares held by a corporation, an officer whose title must be stated must sign the redemption request in the name of the corporation, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished. In the case of a trust or a partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Redemption requirements for shares held under a Fasciano Fund IRA are described in separate disclosure information for the plan. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of redemption requests does not constitute receipt by Firstar Mutual Fund Services, LLC, or the Fund. Do not mail letters by overnight courier to the post office box address. CORRESPONDENCE SENT BY OVERNIGHT COURIER should be addressed to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

    Redeeming shares by telephone. To request a redemption by telephone, call Firstar at (800) 982-3533. Your shares will be redeemed at the net asset value next calculated after receipt of your redemption request. You may have the proceeds wired to your bank account or mailed to your address of record. Only one owner of a joint account is required to place a telephone redemption request. To reduce the risk of fraudulent telephone instructions, the proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account you designate, in writing, on the purchase application or in a letter with the signature(s) guaranteed. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and the transfer agent employ procedures reasonably designed to confirm that such instructions by telephone are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstar's records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for a loss for unauthorized transactions. You may not redeem shares held in an IRA account by telephone. During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should request your redemption in writing. Telephone redemptions will not be allowed within 15 days of notification of a shareholder address change. In this case a signature guaranteed letter will be required. If you redeem shares by telephone and request a wire payment, your redemption proceeds will normally be paid in federal funds on the next business day, provided that Firstar receives your redemption order before 3 p.m. Central time. Firstar will charge a $12 wire fee for each such payment.

    Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to set up automatic redemptions at regular intervals from your account if you have a $10,000 minimum account balance. To join the Systematic Withdrawal Plan, complete that portion of the Share Purchase Application, or fill out a separate Systematic Withdrawal Plan Application which you may obtain from the Fund or the transfer agent. To cancel your participation in the Plan or change the amount of withdrawal at any time, call (800) 982-3533 or write to the Fund at, c/o FIRSTAR MUTUAL FUND SERVICES, LLC, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. The change or cancellation will be effective five business days following receipt. The Systematic Withdrawal Plan does not apply to Fund shares held in Individual Retirement Accounts. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

    If you need more information on redemption procedures, including redemption of shares held in IRA and other retirement accounts, please call Firstar, the Fund's transfer agent, toll-free at (800) 982-3533.

    General Redemption Policies. The redemption price per share is the net asset value determined as described under "Net Asset Value." Neither the Fund nor Firstar impose a redemption charge. However, certain financial services companies through which you redeem your Fund shares may charge you a transaction fee for their services. See "Purchasing Shares." The redemption value of the shares may be more or less than your cost depending upon the value of the Fund's portfolio securities at the time of redemption.

    The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. Although the Fund has the right to redeem shares in any account with a value of less than a stated minimum on 60 days' written notice to the shareholder, the Fund's current policy is not to exercise its right to redeem small accounts.

    You may not cancel or revoke your redemption order once your instructions have been received. Payment for shares redeemed is made within seven days after Firstar or an authorized agent of the Fund receives a request for redemption in proper form. However, redemption payments for shares that were purchased by check may be delayed until the Fund can verify that the payment for the shares has been collected, which may take several days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on the New York Stock Exchange is restricted, as the Securities and Exchange Commission determines, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or
(c) an emergency, as the Commission determines, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

    If the Fund sends you a check (as payment of redemption proceeds, systematic withdrawal payment or a dividend or capital gain distribution you elected to receive in cash) and the check is returned "undeliverable" or remains uncashed for six months, the check will be canceled and the proceeds will be reinvested in the Fund at the net asset value per share on the date of cancellation. In addition, after that six-month period, your systematic withdrawal payments will be canceled and future withdrawals will occur only when requested, or your cash election will automatically be changed and future dividends and distributions will be reinvested in your account.

                              ACCOUNT REGISTRATION

    To make ADDRESS CHANGES on your account, call (800) 982-3533. The Fund will send you a written statement of the account to both your new and old addresses. A signature guarantee must accompany any written redemptions received within 15 days after the address change.

    AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN CHANGES may be made by telephone. Plan changes that may be made by telephone include increasing or decreasing investment (withdrawal) amounts, changing the frequency of investment (withdrawal) or terminating either Plan.

    DIVIDEND AND CAPITAL GAIN DISTRIBUTION CHANGES may also be made by telephone. A telephone request changing the reinvestment of dividend and capital gain distributions to the receipt of payment, will be honored only if the proceeds are to be sent to the address of record on the account. For more details, see "Dividends and Distributions."

    The Fund reserves the right to record all account registration changes made by telephone.

                                   IRA PLANS

    The Fund has master individual retirement account (IRA) plans which allow you to invest in the Fund using a regular IRA, Roth IRA, Education IRA, SEP-IRA or SIMPLE-IRA. Income and capital gains earned by an IRA are sheltered from taxation until withdrawal. The initial minimum investment in a Fasciano Fund IRA is $1,000 (except for an Education IRA, which has an initial minimum investment of $500). The plan also permits you to "roll over" to a Fasciano Fund IRA a lump sum distribution from a qualified pension or profit-sharing plan, including by a direct transfer from the plan trustee, thereby postponing your federal income tax on the distribution if rolled over within 60 days. Many distributions from qualified plans are subject to income tax withholding unless transferred directly from the plan to an IRA or another plan.
            --------

    Regular IRAs allow anyone of legal age and under 70 1/2 with earned income tosave up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined earned income is at least $4,000.

    Roth IRAs allow single taxpayers with income up to $95,000 per year, and married couples with income up to $150,000 per year, to contribute up to $2,000, or $4,000, respectively, per year. Contributions to Roth IRAs are not tax-deductible, but withdrawals are tax-free if the Roth IRA has been held at least five years, and you are at least 59 1/2 or use the proceeds to purchase a first home.

    Education IRAs may be established on behalf of a beneficiary under age 18 to save for his or her education. Distributions from an Education IRA are tax-free as long as the proceeds are used to pay for "qualified higher education expenses." Single taxpayers with annual income up to $95,000, and married couples with annual income up to $150,000, are allowed to contribute up to $500 per year per beneficiary. The $500 annual maximum contribution is subject to reduction if the contributor's income exceeds those amounts.

    Small business owners or those with self-employment income may establish a Simplified Employee Pension Plan (SEP-IRA), which allows tax-deductible contributions of up to 15% of the first $160,000 of compensation per year for themselves and any eligible employees, subject to special rules designed to avoid discrimination. An employer (including a self-employed person) may establish Savings Incentive Match Plan IRAs (SIMPLE IRAs), which enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute.

    More information about regular and Roth IRAs, Education IRAs, SEP-IRAs and SIMPLE IRAs, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.

    The Fund may also be used as an investment in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b) plans and 401(k) plans. The trustee of the plan must establish all of these type of accounts. The Fund does not offer prototypes of these plans.

                             MANAGEMENT OF THE FUND

    Fasciano Company, Inc. (the "Adviser") is the investment adviser to the Fund. Subject to overall supervision of the Fund's board of directors, the Adviser furnishes continuous investment supervision and management to the Fund under an investment advisory agreement. The Adviser is a registered investment adviser wholly-owned by Michael F. Fasciano, and is located at: 190 South LaSalle Street, Suite 2800, Chicago, IL 60603. As of the date of this prospectus, the Fund is the Adviser's only investment advisory client. The Adviser has furnished investment advisory services to the Fund since 1986.
For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net asset value of the Fund.

    Mr. Fasciano, who is president of the Fund and the Adviser, has been responsible for management of the Fund's portfolio since the Fund began operations. Mr. Fasciano is a Chartered Financial Analyst and has been employed in the securities industry since 1978. Before organizing the Adviser in 1986, Mr. Fasciano was a securities analyst and portfolio manager.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to distribute substantially all its net investment income and any net capital gain realized from sales of the Fund's portfolio securities at least annually. Dividends and capital gain distributions, if any, are reinvested in additional shares of the Fund unless you have requested in writing or on your Share Purchase Application to have them paid to you by check or by automatic deposit to your bank account. For details on how to change your distribution option by telephone, see "Account Registration."

                                    TAXATION

    The Fund intends to continue to qualify, as it has since it began offering its shares to the public, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in order to avoid payment of federal income tax on its net investment income and net capital gains to the extent that it distributes such amounts to shareholders.

    Dividends from net investment income and net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently at a maximum rate of 20%) regardless of the length of time you have held your shares in the Fund. Classification as long-term capital gain depends on how long the Fund has held the security sold. Long-term gains are those held from securities held more than one year.

    Distributions declared in December and paid in January are taxable as if they were paid on December 31. Every January, the Fund will send you and the IRS a Form 1099-DIV showing the amount of each taxable distribution you received during the year.

    If you purchase shares shortly before the record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

    Redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

    If you fail to furnish your social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the Share Purchase Application which you complete and return to the Fund when you make your initial investment.

                                 Y2K DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems the Adviser and other service providers use do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that the Fund's other major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the June 30, 1999 annual report. The annual report may be obtained from the Fund upon request without charge.

                                                                                 YEAR ENDED JUNE 30,
                                                         --------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
                                                         --------       --------       --------       --------       --------
Net asset value at beginning of year                     $  34.91       $  27.53       $  24.33       $  20.17       $  17.34
Income from investment operations:

 Net investment income (loss)                                0.40           0.16          (0.03)         (0.05)         (0.24)
 Net realized and unrealized gain (loss)
   on investments                                           (2.25)          8.71           3.82           5.55           4.21
                                                         --------       --------       --------       --------       --------

   Total from investment operations                         (1.85)          8.87           3.79           5.50           3.97
Less distributions:

 Dividends from net investment income                       (0.03)          0.00           0.00           0.00           0.00

 Distributions from net capital gains                       (1.25)         (1.49)         (0.59)         (1.34)         (1.14)
                                                         --------       --------       --------       --------       --------


   Total distributions                                      (1.28)         (1.49)         (0.59)         (1.34)         (1.14)
                                                         --------       --------       --------       --------       --------
Net asset value at end of year                             $31.78         $34.91         $27.53         $24.33         $20.17
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------
Total return                                                (5.2%)         33.2%          15.8%          28.3%          24.1%
Ratios/Supplemental Data:
 Net assets at end of year (in thousands)                $418,184        $94,957        $42,121        $28,981        $20,868
 Ratio of Expenses to average net assets                     1.2%          1.3%           1.4%           1.5%           1.7%
 Ratio of Net investment income (loss)
   to average net assets                                     1.8%           0.2%          (0.4)%         (0.3)%         (0.6%)
 Portfolio turnover rate                                    19.8%          49.8%          41.0%          45.6%          37.9%

                                                                     PROSPECTUS

     You can obtain more information about the Fund's investments in its
semiannual and annual reports to shareholders.   Those reports discuss the
market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     You may wish to read the Statement of Additional Information (SAI) for more information about the Fund. The SAI is incorporated into this prospectus, which means that it is considered to be part of this prospectus.

     To obtain free copies of the Fund's semiannual and annual reports and the SAI, request other information, or discuss your questions about the Fund, write or call:

                              Fasciano Company, Inc.
                             190 South LaSalle Street
                                    Suite 2800
                             Chicago, Illinois  60603
                                  (312) 444-6050
                                  (800) 848-6050
                              www.fascianofunds.com
                              ----------------------
                              info@fascianofunds.com
                              ----------------------

     Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also visit the SEC's Public
                ------------------
Reference Room in Washington, DC, call 800-SEC-0330, or send your request and the appropriate fee to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-6009 to obtain copies.

Fasciano Fund, Inc.      811-5602


STATEMENT OF ADDITIONAL INFORMATION
[November 1], 1999

FASCIANO FUND, INC.
                                                 190 S. LaSalle Street
                                                 Suite 2800
                                                 Chicago, Illinois 60603
                                                 (312) 444-6050
                                                 (800) 848-6050
                                                 www.fascianofunds.com
                                                 info@fascianofunds.com

     This statement of additional information is not a prospectus, but provides information about Fasciano Fund, Inc. (the "Fund") that should be read in conjunction with the Fund's prospectus dated [November 1], 1999 (and any supplements thereto).

     To obtain the prospectus and additional copies of the annual report without charge, write or telephone the Fund at the addresses or telephone numbers set forth above.

                               TABLE OF CONTENTS
                                                                         Page
                                                                         ----


History of the Fund                                                        3
Shareholder Voting Rights                                                  3
Investment Strategies and Risks                                            3
Investment Policies and Restrictions                                       8
Performance Information                                                    9
Investment Adviser                                                        12
Directors and Officers                                                    12
Certain Shareholders                                                      14
Purchasing and Redeeming Shares                                           15
Additional Tax Information                                                16
Portfolio Transactions                                                    17
Administrator, Custodian and Transfer Agent                               18
Independent Public Accountants                                            20
Financial Statements                                                      21
Appendix                                                                  22

HISTORY OF THE FUND

    The Fund was incorporated in Maryland on May 28, 1987, and commenced operations as a private investment company, not registered under the Investment Company Act of 1940 (the "1940 Act"), on August 1, 1987 at $10.00 per share. On June 30, 1988, the Fund registered as a diversified, open-end management investment company under the 1940 Act and began offering its shares to the public on November 10, 1988.

SHAREHOLDER VOTING RIGHTS

    Each share of the Fund's capital stock, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares the board of directors declares, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation. There are no preemptive rights or conversion rights relating to the Fund's shares.

INVESTMENT STRATEGIES AND RISKS

    The primary investment objective of the Fund is long-term capital growth. The Fund invests in common stocks and securities having common stock characteristics, including securities convertible into common stocks, and rights and warrants to purchase common stocks based on their potential for capital appreciation. The Adviser selects common stocks that it believes have superior business qualities compared to other similar-size companies and offer excellent potential to appreciate in price over several years.

    The Adviser invests the Fund primarily in smaller companies (generally having market capitalizations of less than $1.5 billion) that the Adviser believes have strong business franchises and are likely to sustain higher long-term rates of growth. The Adviser also will invest in smaller companies that are under-followed by institutional investors and thereby may have greater potential to appreciate in price. However, the Fund may hold the stocks of small companies that grow into medium-size companies, and may invest in larger companies that present attractive opportunities for long-term capital growth.

    The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. From time to time, however, the Fund may invest on a short-term basis or may sell within a few months securities that it had originally intended to be a long-term investment.

DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that the recognized rating agencies do not rate or rate below investment grade (i.e., BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services, Inc. ("Moody's")). There are no restrictions as to the ratings of debt securities the Fund acquires or the portion of the Fund's assets that the Fund may invest in debt securities in a particular ratings category, except that the Fund will not invest more than 5% of its assets in securities rated below investment grade ("junk bonds"). The Fund has no present intention of investing in junk bonds. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that present a good value because they are convertible into equity securities and have an attractive yield.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, the Fund's achievement of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may affect the market value of these securities and their liquidity.

     A description of the ratings S&P and Moody's uses is included as an appendix to this statement of additional information.

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, exchange controls, tax provisions, political instability, expropriation of assets, other governmental restrictions and regulations and less available financial information) than does investment in securities of domestic issuers.

     The Fund will not invest more than 5% of its assets in foreign securities, and will not invest in securities traded only or primarily in emerging markets. For this purpose, foreign securities do not include American Depository Receipts
(ADRs) or securities a United States person guarantees. ADRs are receipts an American bank or trust company typically issues evidencing ownership of the underlying securities.

     To the extent positions in portfolio securities are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies affects the Fund's investment performance. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions.  Currency exchange transactions may be
     ------------------------------
conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The currency transactions of the Fund are limited to transaction hedging involving specific transactions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. The Fund's intention not to invest more than 5% of its assets in foreign securities effectively limits the extent of its transactions in foreign currencies.

     If the Fund enters into a forward contract, the Fund's custodian will segregate assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract, the Fund may either sell the portfolio security related to the contract and deliver the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund
will realize a gain to the extent the    price of the currency it has agreed to
sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

UNSEASONED ISSUERS

     The Fund has the authority to invest up to 10% of its total assets in the securities of unseasoned issuers, but has no present intention of investing more than 5% of its total assets in such securities. An unseasoned issuer is an issuer that, together with predecessors, has been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stocks of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets, taken at market value, in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have its holdings of restricted securities registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the 10% limitation on the Fund's investment in restricted securities. The Fund does not expect to invest in illiquid securities during the next fiscal year.

REPURCHASE AGREEMENTS

     The Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as the Federal Reserve Bank of New York designates) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires the custodian to continuously maintain the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and
(iii) expenses of enforcing its rights. The Fund will monitor the creditworthiness of firms with which it enters into repurchase agreements. Repurchase agreements maturing in more than seven days are considered illiquid securities. The Fund does not intend to invest in repurchase agreements during the next fiscal year.

    The Fund generally seeks to be fully invested, although at times, a large portion of the Fund may be invested in cash. In addition, the Fund may invest exclusively in corporate or government obligations or hold cash or cash equivalents if the Adviser considers a temporary defensive position advisable in response to adverse market, economic, political, or other conditions. A consequence of the Fund taking such a temporary defensive position is that it may not achieve its investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

     The primary investment objective of the Fund is long-term capital growth. Current income is considered in selecting securities for the portfolio, but its importance is secondary to capital growth. The board of directors may change the Fund's investment objective without shareholder approval.

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares, as defined in the Investment Company Act of 1940:

     1. The Fund will not invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

     2. The Fund will not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

     3. The Fund will not invest more than 10% of its assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

     4. The Fund will not invest more than 10% of its net assets (valued at the time of investment) in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

     5. The Fund will not participate in a joint trading account, purchase securities on margin or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities).1<F5>

     6. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

     7. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of publicly distributed debt securities or (ii) repurchase agreements.

     8. The Fund will not purchase or sell real estate or interests in real estate, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

     9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets (at the lower of cost or market at the time of the borrowing), provided (i) that the total of reverse repurchase agreements2<F6> and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings exceed 5% of total assets.

     10. The Fund will not pledge any of its assets, except to secure indebtedness the Fund's investment restrictions permits.

     11. The Fund will not invest for the purpose of exercising control or management of any company.

     12. Not more than 25% of the value of the Fund's total assets, taken at market value at the time of the investment, will be concentrated in companies of any one industry.

     13. The Fund will not purchase and sell commodities or commodity contracts, except that it may enter into forward contracts to hedge securities transactions made in foreign currencies.

     In addition to the fundamental restrictions listed above, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities the Fund purchases.

     1<F5> The Fund does not currently intend to sell securities short even under the conditions described in investment restriction 5.

     2<F6> The Fund does not currently intend to enter into reverse repurchase agreements.

DEFENSIVE INVESTMENTS

     The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategy. The Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations if the Adviser believes a temporary defensive position is necessary in view of market conditions. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

     From time to time, the Fund may quote total return figures in advertisements and sales literature when giving information about its performance. "Total return" for a period is the percentage change in value of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average annual total return" is the average annual compounded rate of change in value the total return for the period represents.

     Average annual total return is computed as follows:

                                 ERV = P(1+T)n

     Where: P = the amount of an assumed initial investment in Fund shares
            T = average annual total return
            n = number of years from initial investment to the end of the period
            ERV = ending redeemable value of shares held at the end of the period

     The Fund's Total Return and Average Annual Total Return for various periods ended June 30, 1999 is shown below:

                                                           Average Annual
                                    Total Return            Total Return
                                    ------------           --------------
          1 year                      (5.17)%                  (5.17)%
          5 years                     132.78%                   18.40%
          10 years                    271.15%                   14.00%
          Life of Fund3<F7>           404.02%                   14.53%

     3<F7> From August 1, 1987. The performance data shown includes the performance of the Fund for the period before November 10, 1988, the date the Fund's registration statement became effective with the Securities and Exchange Commission. The Fund began operations as a private investment company on August 1, 1987. Prior to November 10, 1988, the Fund was not registered under the 1940 Act and therefore was not subject to certain requirements and restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the Fund had been registered during that period, the Fund's return might have been lower.

     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes shareholders must pay are not taken into account. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Fund also may compare its performance to various stock indices (groups of unmanaged common stocks), including the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, the NASDAQ Composite (OTC) Index, the Russell 2000 Index and the Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including rankings of Lipper Analytical Services, Inc., an independent service that monitors the performance of mutual funds, or that of another independent service, including Morningstar, Inc.

     The Fund may cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

     Statistical Information. The Fund may use the statistical measures beta, R-squared and standard deviation to quantify aspects of risk or volatility. Beta is a measure of the Fund's sensitivity to market movements. It measures the relationship between the Fund's excess return over the risk-free rate (90-day Treasury bill) and the excess return of the benchmark index. The beta is calculated regressing the excess return for the Fund against the excess return for the benchmark index. By definition, the beta of the benchmark index is
1.00. Accordingly, a portfolio with a beta greater than 1.00 displays more volatility than the market, and a portfolio with a beta less than 1.00 displays less volatility than the market.

     R-squared reflects the percentage of the Fund's movements that movements in the benchmark index explain. An R-squared of 100 indicates that movements in the index explain all movements of the Fund. Conversely, a low R-squared means that movements in the benchmark index explain very few of the Fund's movements. An R-squared of 45, for example, reveals that movements in its benchmark index explain only 45% of the Fund's movements. R-squared can also be used to ascertain the significance of a particular beta. Generally, a higher R-squared will indicate a more reliable beta figure. If the R-squared is lower, then the beta is less relevant to the Fund's performance.

     Standard deviation is a statistical measure of dispersion about an average, which, for the Fund, depicts how widely the returns varied over a certain period of time. The standard deviation of historical performance may be used to try to predict the range of future returns that are most likely for a given investment. When a Fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility. Approximately 68% of the time, the total return of any given fund will vary from its average total return by no more than plus or minus the deviation figure. Ninety-five percent of the time a fund's total return will vary within a range of plus or minus two times the deviation from the average returns.

     Statistics may also be used to discuss the Fund's relative performance.
One such measure is alpha. Alpha is a measure of the difference between the Fund's actual return and its expected performance, given its level of risk (as measured by beta). A positive alpha figure indicates that the Fund performed better than its beta would predict. In contrast, a negative alpha indicates the Fund has not performed as well as its beta would predict. The alpha may be seen as a measurement of the value a fund manager adds or subtracts.

     As of June 30, 1999 the Fund's beta was [0.69]%, its R-squared was [0.75]%, and its standard deviation for the three, five and ten year periods were [14.03]%, [15.82]%, and [13.17]%, respectively.

INVESTMENT ADVISER

     The Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"), furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. It furnishes office space, equipment, and personnel to the Fund and assumes the expenses of printing and distributing the Fund's prospectus and reports to prospective investors. The Fund pays all of its expenses except those the Adviser specifically assumes, including but not limited to printing and postage charges; securities registration, custodian and transfer agency fees; accounting services fees and audit and legal fees.

     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net asset value of the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund to the extent that its total annual operating expenses exceed 2%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.

     The investment advisory fees of the Fund for the fiscal years ended June 30, 1999, 1998, and 1997 were $2,307,620, $604,499 and $334,647, respectively.
During those fiscal years, the Fund operated within all applicable expense limitations without the Adviser reimbursing the Fund.

     The Adviser is a registered investment adviser organized in November 1986. Michael F. Fasciano is the sole shareholder of the Adviser.

DIRECTORS AND OFFICERS

    The Board of Directors has overall responsibility for the conduct of the Fund's affairs. As a Maryland corporation registered as an investment company under the Investment Company Act of 1940, the Fund is not required to hold routine annual meetings and does not expect to do so. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when record holders of at least 10% of the Fund's outstanding common shares request in writing, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

     The directors and officers of the Fund and their principal business activities during the past five years are:

                          Positions Held        Principal Occupations
Name, Address and Age     with Fund             and other Affiliations
---------------------     --------------        ----------------------

Michael F. Fasciano*<F8>  Director, President   Director, President and
Suite 2800                and Treasurer         Treasurer of Fasciano
190 South LaSalle St.                           Company, Inc. since
Chicago, Illinois 60603                         November 1986.  Mr.
Age 44                                          Fasciano is a Chartered
                                                Financial Analyst.

Susan N. Fasciano*<F8>    Secretary             Private investor.
Suite 2800
190 South LaSalle Street
Chicago, Illinois  60603
Age 41

David R. Long             Director              Vice President -
The Gallagher Center                            Investments of Arthur J.
Two Pierce Place                                Gallagher & Co., Inc., a
Itasca, Illinois  60143-3141                    New York Stock Exchange
Age 47                                          listed international
                                                insurance and risk
                                                management services firm,
                                                since May 1989.

Mark B. Mandich           Director              Executive Vice President -
PPM America, Inc.                               Finance and
225 West Wacker                                 Administration, and
Suite 1200                                      Director, PPM America,
Chicago, Illinois  60606                        Inc., an investment
Age 39                                          management firm, since May
                                                1993; Experienced Manager,
                                                Arthur Andersen & Co.,
                                                public accountants, prior
                                                thereto.

Joseph C. Neuberger     Assistant Secretary     Senior Vice President,
Firstar Mutual Fund                             Firstar Mutual Fund
Services, LLC                                   Services, LLC, since 1994;
615 East Michigan Street                        Manager, Arthur Andersen
Milwaukee, WI  53202                            LLP, prior thereto.
Age 37

Michael T. Karbouski    Assistant Secretary     Assistant Vice President,
Firstar Mutual Fund                             Firstar Mutual Fund
Services, LLC                                   Services, LLC, since 1995;
615 East Michigan Street                        Business Development
Milwaukee, WI 53202                             Representative, Portico
Age 34                                          Funds, prior thereto.


     *<F8> Michael F. Fasciano and Susan N. Fasciano are "interested persons" of the Fund as defined in the 1940 Act. Michael Fasciano and Susan Fasciano are husband and wife.

     The only compensation paid to directors and officers of the Fund for their services as such consists of $2,000 paid to directors who are not interested persons of the Fund or the Adviser.

     The following table sets forth compensation the Fund paid during the fiscal year ended June 30, 1999 to each of the directors of the Fund. The Fund is not part of a fund complex and has no retirement, pension or other benefit plans for directors.

                            AGGREGATE
                            COMPENSATION
NAME OF DIRECTOR            FROM THE FUND
----------------            -------------
Michael F. Fasciano            $      0
Susan N. Fasciano                     0
David R. Long                     2,000
Mark B. Mandich                   2,000

     At July 31, 1999 the directors and officers as a group owned beneficially 62,743 shares, or 1.9% of the outstanding shares of the Fund.

CERTAIN SHAREHOLDERS

     The only persons known by the Fund to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of July 31, 1999 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 47.4% of the outstanding shares, and National Financial Services Corporation, as a nominee for various beneficial owners, which held 15.5% of the outstanding shares. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104-4122. The address of National Financial Services Corporation is 200 Liberty Street, New York, NY 10281-1003.

PURCHASING AND REDEEMING SHARES

     You may purchase or redeem shares of the Fund through some broker-dealers, banks or other institutions that have made Fund shares available to their customers ("financial services companies"). Some financial services companies may charge fees to their customers, including fees on purchases or redemptions of Fund shares. Those charges, if imposed, could constitute a substantial portion of a smaller account and may not be in your best interest.

     Some financial services companies charge no fees or fewer fees to their customers. However, for accounting and shareholder services such company provides with respect to Fund shares that company holds for its customers, the company may charge a fee (currently a percentage of the annual average value of those accounts).

     The Fund may enter into an arrangement with some financial services companies authorizing the financial services company to process purchase orders or redemption requests on behalf of the Fund on an expedited basis, including requesting share redemptions by telephone ("authorized agents"). An authorized agent's receipt of a purchase order or redemption request will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchased or redeemed. For purchase orders placed through those authorized agents, a shareholder will pay the Fund's net asset value per share next computed after the authorized agent receives such purchase order, plus any applicable transaction charge the agent imposes. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the authorized agent receives the redemption order, less any redemption fees the agent imposes.

     Net Asset Value. Share purchase and redemption orders will be priced at the Fund's net asset value next computed after Firstar, as transfer agent for the Fund, or an authorized agent of the Fund receives such orders. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m. Central time) each day the NYSE is open for unrestricted trading. The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the
third Monday in February, Good Friday,   the last Monday in May, Independence
Day, Labor Day, Thanksgiving Day, and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as the board of directors determines in good faith. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Firstar Mutual Fund Services, LLC, the Fund's Fund Accounting agent, performs calculations of net asset value.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right, on 60 days' written notice to the shareholder, to redeem shares in any account and send the proceeds to the owner, if the account has a value of less than a stated minimum. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to shareholders.

ADDITIONAL TAX INFORMATION

     The Fund intends to continue to qualify, as it has done since it first offered its shares to the public, as a regulated investment company under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts it distributes to shareholders.

     The Fund intends to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

     The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to taxable years ending after December 31, 1997. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those from securities held more than one year. You are urged to consult your tax advisor to assess the impact of the new legislation on your individual circumstances.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

     o You fail to furnish your properly certified social security or other tax identification number;

     o You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     o The IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. The Fund must promptly pay the IRS all amounts withheld. Therefore, it is not usually possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on the Fund or an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions the Adviser initiates and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to seek the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services the Adviser receives attributable to a particular transaction will benefit one or more other accounts for which the Adviser exercises investment discretion.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information a broker provides to the Adviser in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of the Fund's investment decisions. However, the board of directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which obtaining such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the board of directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information the Adviser obtains in performing services for others.

     For the fiscal years ended June 30, 1999, 1998, and 1997, the Fund paid brokerage commissions, not including the gross underwriting spread on securities purchased in underwritten public offerings, aggregating $136,008, $66,326, and $20,095, respectively.

     Although investment decisions for the Fund would be made independently from those for other investment advisory clients of the Adviser, if any, it might develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     Administrator.  Firstar Mutual Fund Services, LLC ("Firstar"), 615 East
     -------------
Michigan Street, Milwaukee, Wisconsin 53202 serves as the Fund's Administrator. Firstar is not an affiliate of the Adviser or its affiliates. Under the Fund Administration Servicing Agreement entered into between the Fund and Firstar relating to the Fund (the "Administration Agreement"), Firstar has contracted to provide the following services: (1) compile data for and prepare, with respect to the Fund, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; (2) coordinate execution and filing by the Fund of all federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian and transfer agent; (3) prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Fund's counsel; (4) assist to the extent requested by the Fund with the Fund's preparation of Annual and Semi-Annual reports to Fund shareholders and Registration Statements for the Fund; (5) monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; (6) monitor the Fund's status as a regulated investment company under Subchapter M of the Code; (7) maintain the Fund's fidelity bond as required by the 1940 Act; and (8) monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

     The Administration Agreement will remain in effect until either party terminates. The board of directors of the Fund may terminate the Administration Agreement at any time, without the payment of any penalty, upon the giving of ninety (90) days' written notice to Firstar, and Firstar may terminate the Administration Agreement upon the giving of ninety (90) days' written notice to the Fund.

     Under the Administration Agreement, Firstar shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss the Fund suffers in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Firstar in the performance of its duties under the Administration Agreement.

     The Fund will pay Firstar a monthly fee at the annual rates of 0.06% of the Fund's average daily net assets up to $200 million, 0.05% of the next $500 million of average daily net assets, and 0.03% of average daily net assets in excess of $700 million, subject to the minimum annual fees described herein.
For the fiscal year ending June 30, 1999, the Fund paid $139,848 in Administration Fees.

     In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar pursuant to which Firstar has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.

     Custodian.  Firstar acts as custodian of the securities and other assets of
     ---------
the Fund. As custodian, Firstar Bank-Milwaukee N.A. is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian's address is P.O. Box 701, Milwaukee, Wisconsin 53201.

     Transfer Agent.  Firstar Mutual Fund Services, LLC also serves as transfer
     --------------
agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence from Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. Firstar's address is P.O. Box 701, Milwaukee, Wisconsin 53201.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, prepares the Fund's income tax returns, and performs other professional accounting, auditing, tax, and advisory services when the Fund engages it to do so.

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999

                                                                     Market
 Shares  Description                                                 Value
------------------------------------------------------------------------------
COMMON STOCKS - 54.9%
            COMMERCIAL PRODUCTS AND SERVICES - 8.6%
    180,000 Zebra Technologies Corp. - Class A *<F9>
            Provides bar code solutions to manufacturing and
            service entities worldwide, for use in automatic
            identification and data collection systems            $  6,918,750
    182,700 Superior Services, Inc. *<F9>
            Solid waste services company providing solid waste
            collection, transfer, recycling and disposal services
            to residential, commercial and industrial customers      4,875,806
    120,000 OM Group, Inc.
            Produces and markets metal-based specialty chemicals
            and powders for diverse applications to a variety of
            industries                                               4,140,000
     70,000 Mineral Technologies, Inc.
            Resource and technology based organization that
            develops and produce performance-enhancing minerals,
            mineral-based and synthetic mineral products for the
            paper, steel, polymer and other manufacturing
            industries on a worldwide basis                          3,906,875
    210,000 Wilmar Industries, Inc. *<F9>
            A national marketer and direct distributor of repair
            and maintenance products, principally to the
            apartment housing market                                 2,730,000
     82,500 Modine Manufacturing Co.
            Develops, manufactures, and markets heat exchangers
            and systems for use in various original equipment
            manufacturer applications and for sale to the automotive
            aftermarket and to a wide array of building markets      2,686,406
    100,000 Federal Signal Corporation
            Global manufacturer of niche products in four operating
            groups: safety and signaling products, custom signage,
            consumable industrial tooling and emergency and
            environmental vehicles                                   2,118,750
     60,000 IDEX Corp.
            Manufactures industrial pumps and related controls for
            use in process applications, and proprietary equipment
            that may combine pumps or other devices into products
            for industrial, commercial and safety applications       1,972,500
     52,400 Kaydon Corporation
            Designer and manufacturer of custom-engineered products,
            supplying a diverse group of industrial, aerospace,
            medical and electronic equipment, and aftermarket
            customers                                                1,761,950
     50,000 Spartech Corporation
            Producer of engineered thermoplastic materials,
            polymeric compounds and molded and profile products      1,581,250
     60,000 Juno Lighting, Inc.
            Specializes in the design, manufacture and marketing
            of lighting fixtures for commercial and residential use 1,478,760 100,000 Communications Systems, Inc.
            Engaged in the manufacture and sale of modular
            connecting and wiring devices for voice and data
            communications                                           1,237,500
     20,000 Andrew Corporation *<F9>
            A multinational supplier of communication products
            and systems to worldwide commercial,
            industrial, governmental, and military customers           378,750
                                                                  ------------
                                                                    35,787,297
                                                                  ------------
            BUSINESS SERVICES - 8.2%
    300,000 Keane, Inc. *<F9>
            Information technology consulting firm helping
            companies plan, build, and manage application software   6,787,500
    150,000 Concord EFS, Inc. *<F9>
            Engaged in electronic transaction authorization,
            processing, settlement and funds transfer services
            in selected markets                                      6,346,875
    500,000 HA-LO Industries, Inc. *<F9>
            Provider of branded promotional products and premiums
            and has established a continuum of brand marketing
            services                                                 4,937,500
    150,000 Penton Media, Inc.
            Diversified business media company that publishes
            magazines and electronic information products,
            produces trade shows and conferences, and provides
            marketing and business development services              3,637,500
     60,000 Metro Networks, Inc. *<F9>
            Provides traffic reporting services, news, sports,
            weather, video news and other information reporting
            services to the television and radio broadcast
            industries in exchange for commercial airtime            3,202,500
    120,000 Wallace Computer Services, Inc.
            Products and services include commercial printing,
            business forms, labels, direct mail, and office products 3,000,000 50,000 G & K Services, Inc. - Class A
            Manufactures uniform garments and is a full service
            uniform rental provider                                  2,618,750
    100,000 Interim Services, Inc. *<F9>
            National provider of a range of customized staffing
            solutions to business, professional and service
            organizations, and government agencies                   2,062,500
     30,000 Lason Holdings, Inc. *<F9>
            Provides integrated outsourcing services for records
            management, document management and business
            communications                                           1,488,750
     20,000 ADVO, Inc. *<F9>
            Direct marketing firm engaged in soliciting and
            processing printed advertising from retailers,
            manufacturers and service companies for targeted
            distribution                                               415,000
                                                                  ------------
                                                                    34,496,875
                                                                  ------------
            COMMUNICATIONS & MEDIA - 7.8%
    160,000 Pulitzer, Inc.
            Engaged in newspaper publishing and new media
            businesses                                               7,770,000
    150,000 Meredith Corporation
            Diversified media company involved in magazine
            and book publishing and television broadcasting          5,193,750
    100,000 Emmis Communications Corporation *<F9>
            A diversified media company with television and
            radio broadcasting and publishing operations             4,937,500
    130,000 Central Newspapers, Inc.
            Engaged in the publication of newspapers located
            in California, Alaska, Washington, the
            Carolinas, and Minnesota, in addition to several
            smaller newspapers as well as other
            related media and information businesses                 4,891,250
    112,900 McClatchy Newspapers - Class A
            Engaged primarily in the publication of newspapers
            located in California, Alaska, Washington,
            the Carolinas, and Minnesota                             3,739,812
    130,000 Hearst-Argyle Television, Inc. *<F9>
            Owns and/or manages 26 network-affiliated television
            stations, and 7 radio stations throughout the U.S.       3,120,000
     77,700 Lee Enterprises, Inc.
            In the business of newspaper publishing and
            television broadcasting                                  2,369,850
     30,000 Journal Register Company *<F9>
            Publishes small metropolitan, suburban daily and
            suburban and community non-daily newspapers serving
            markets in New York, Connecticut, Ohio, Pennsylvania,
            Missouri and central New England.                          675,000
                                                                  ------------
                                                                    32,697,162
                                                                  ------------
            HEALTH CARE PRODUCTS & SERVICES - 7.1%
    220,000 STERIS Corporation *<F9>
            Provider of infection prevention, contamination
            prevention, microbial reduction, and surgical
            support systems, products, services, and
            technologies to health care, scientific, research,
            food, and industrial customers worldwide                 4,262,500
    145,000 Dentsply International, Inc.
            Designs, develops, manufactures, and markets dental
            consumable and laboratory products, and
            dental equipment                                         4,186,875
    256,000 Omnicare, Inc.
            Geriatric pharmaceutical care company, currently
            serving approximately 617,000 residents in
            more than 8,600 long-term care facilities in 43
            states. Also provides clinical research services
            for the pharmaceutical and biotechnology industries      3,232,000
    120,000 Hooper Holmes, Inc.
            Provides medical and paramedical examinations and
            related services to life and health insurance
            companies                                                2,445,000
     80,000 Landauer, Inc.
            Offers a service for measuring the dosage of x-ray,
            gamma radiation and other penetrating ionizing
            radiations                                               2,360,000
    100,000 Res-Care, Inc. *<F9>
            Provides residential, training, educational, and
            support services for persons with special needs          2,275,000
    173,000 Sterile Recoveries, Inc. *<F9>
            Provides hospitals and surgery centers with a
            comprehensive surgical procedure-based delivery and
            retrieval service for reusable gowns, towels, etc.
            In addition, provides disposable products
            necessary for surgery                                    2,000,312
    100,000 Kendle International, Inc. *<F9>
            Contract research organization providing integrated
            clinical research services on a contract basis to
            the pharmaceutical and biotechnology industries          1,600,000
    100,000 KV Pharmaceutical Company - Class A *<F9>
            Researches, develops, manufactures, and markets
            controlled release and tastemasked forms of
            drug products and is a leading marketer of
            technology distinguished generic pharmaceuticals         1,550,000
    100,000 Young Innovations, Inc. *<F9>
            Designs, manufactures and markets single-use
            supplies, autoclavable instruments and other
            products used by dental professionals                    1,462,500
     20,000 Express Scripts, Inc. *<F9>
            As an independent pharmacy benefit manager and
            managed care company, Express Scripts
            provides a broad range of pharmacy benefit and
            medical information management services, as
            well as managed vision care programs                     1,203,750
     35,000 Henry Schein, Inc. *<F9>
            Distributor of healthcare products and services
            to office-based healthcare practitioners in North
            America and Europe. The Company's primary customers
            are dental practices and dental laboratories             1,109,063
     50,000 Brookdale Living Communities, Inc. *<F9>
            Provides senior and assisted living services to the
            elderly through its facilities located in urban and
            suburban areas of major metropolitan markets               740,625
     20,000 Patterson Dental Company *<F9>
            Distributes dental products in North America to
            dentists, dental laboratories, institutions,
            and other healthcare providers                             695,000
     45,000 Serologicals Corporation *<F9>
            Provider of specialty human antibody based products
            and services to healthcare companies. Services
            include donor recruitment and clinical testing services    365,625
     50,000 NCS Healthcare, Inc. *<F9>
            Provider of pharmaceutical and related services to
            long-term care facilities, including skilled
            nursing centers, assisted living facilities and
            hospitals                                                  271,875
                                                                  ------------
                                                                    29,760,125
                                                                  ------------
            CONSUMER PRODUCTS AND SERVICES - 5.9%
    152,000 Central Parking Corp.
            Operates parking facilities in 40 states, the
            District of columbia, and several international
            locations                                                5,206,000
     70,000 Gucci Group
            Designer, producer and distributor of high-quality,
            personal luxury accessories including leather goods,
            shoes, ties, scarves, watches, jewelry, eyewear,
            and perfume                                              4,900,000
    120,000 Blyth Industries, Inc. *<F9>
            Designs, manufactures, markets and distributes a line
            of candles and home fragrance products, and markets a
            range of related candle accessories and gift bags.
            Also produces portable heating fuel products             4,125,000
    100,000 Tootsie Roll Industries, Inc.
            Engaged in the manufacture and sale of candy for over
            100 years. Products include Tootsie Roll,
            Charms, Blow Pops, Junior Mints, Sugar Babies,
            Charleston Chews, Sugar Daddys and others                3,862,500
     85,000 Action Performance Companies, Inc. *<F9>
            Designer and seller of licensed motorsports
            collectible and consumer products in the United
            States                                                   2,805,000
     20,000 Plantronics, Inc. *<F9>
            Provider of headsets to telephone companies and the
            business community worldwide                             1,302,500
     80,000 Day Runner, Inc. *<F9>
            Develops, manufactures and markets paper-based
            organizers for retail markets. Day Runner
            products are carried by approximately 20,000 retail
            stores across the U.S.                                     990,000
     20,000 Garan, Inc.
            Designs, manufactures and sells apparel for children,
            men and women. Products are sold under the trademarks
            Garan, Garanimals, Everlast and other names                642,500
     10,000 Snap-on Incorporated
            Manufactures and distributes hand tools, power tools,
            tool storage products, diagnostic equipment, shop
            equipment, and diagnostic software and other services      361,875
     11,500 Tractor Supply Company *<F9>
            Largest operator of retail farm stores in America,
            serving hobby, part-time and full-time farmers and
            ranchers, as well as suburban customers, contractors
            and tradesmen                                              314,094
                                                                  ------------
                                                                    24,509,469
                                                                  ------------
            TRANSPORTATION - 3.8%
    200,000 Midwest Express Holdings, Inc. *<F9>
            Operates single-class, premium service passenger
            jet airline that caters to business travelers
            and serves selected major business destinations
            throughout the U.S. and Toronto from operations
            based in Milwaukee, Omaha, and Kansas City               6,800,000
    100,000 Eagle USA Airfreight, Inc. *<F9>
            Provider of air freight forwarding and other
            transportation and logistics services                    4,243,750
     70,000 C.H. Robinson Worldwide, Inc.
            Global provider of multimodal transportation
            services and logistics through a network
            of 129 offices in N. America, S. America, Europe
            and Africa                                               2,572,500
    110,000 Wisconsin Central Transportation Corporation *<F9>
            A holding company that operates approximately 2,925
            route miles of railway serving Wisconsin, Illinois,
            Minnesota, Michigan, Ontario and has equity interests
            in railroad companies in Great Britain, New Zealand,
            and Australia                                            2,076,250
     10,000 Interpool, Inc.
            Lessor of cargo containers used in international trade
            and the second largest lessor of intermodal container
            chassis in the U.S.                                        130,000
                                                                  ------------
                                                                    15,822,500
                                                                  ------------
            ENTERTAINMENT & LEISURE - 3.6%
    175,000 International Speedway Corp. - Class A
            A leading promoter of motorsports activities in the
            U.S.  The company owns and/or operates 10 major
            motorsports facilities                                   8,312,500
    200,000 Championship Auto Racing Teams, Inc. *<F9>
            Owns, operates, and markets North America's leading
            open-wheel motorsports series, the
            FedEx Championship Series                                5,987,500
     50,000 Carmike Cinemas, Inc. - Class A *<F9>
            Engaged in the motion picture exhibition business.
            As of 6/30/99, Carmike operated 2,743
            screens at 461 locations in 36 states                      796,875
                                                                  ------------
                                                                    15,096,875
                                                                  ------------
            BANK & BANK HOLDING - 3.0%
    100,000 CNB Bancshares, Inc.
            Engages in banking, data processing and
            information services, underwriting credit life
            and disability insurance, and selling property
            and casualty insurance                                   5,700,000
     60,000 First Midwest Bancorp, Inc.
            The largest independent banking company in the
            suburban Chicago market                                  2,385,000
     60,000 Community First Bankshares, Inc.
            A multi-bank holding company that operates banks
            and bank branches in 109 communities in nine states      1,432,500
     50,000 Doral Financial Corporation
            Bank holding company that operates in the mortgage
            banking, commercial banking and broker-
            dealer businesses                                          862,500
     20,000 Associated Banc-Corporation
            Diversified multibank holding company with more than
            200 banking offices, 225 ATMs, and headquartered in
            Green Bay, Wisconsin                                       830,000
     25,000 Corus Bankshares, Inc.
            Bank holding company for CORUS Bank, which provides
            financial services through 11 bank branches in the
            Chicago metropolitan area                                  795,313
     15,000 Cass Commercial Corporation
            Bank holding company for Cass Bank and Trust Company,
            and provides information services through its Cass
            Information Systems subsidiary                             367,500
                                                                  ------------
                                                                    12,372,813
                                                                  ------------
            INSURANCE AND INVESTMENT MANAGEMENT - 2.3%
    250,000 HCC Insurance Holdings, Inc.
            Principally engaged in providing aviation, marine,
            offshore energy, property, accident and health,
            and lenders single interest insurance and reinsurance
            on a worldwide basis                                     5,671,875
     60,000 Chicago Title Corporation
            Provider of title insurance and other related services
            for residential and commercial real estate
            transactions                                             2,141,250
     66,700 Waddell & Reed Financial, Inc.
            Underwrites and distributes a portfolio of mutual
            funds as well as variable annuities and life
            insurance products                                       1,830,081
                                                                  ------------
                                                                     9,643,206
                                                                  ------------
            DISTRIBUTOR - 2.1%
    200,000 Aviall, Inc. *<F9>
            Distributes and markets products new aviation parts
            of more than 180 manufacturers and distributes
            approximately 90,000 items from customer service
            centers in North America, Europe and Asia-Pacific        3,762,500
     60,000 CDW Computer Centers, Inc.
            Sells MS-DOS/Microsoft Windows and Apple/Macintosh
            based microcomputer hardware and peripherals including:
            desktop computers, notebooks and laptops, printing
            devices, video monitors, networking products, software
            and accessories                                          2,640,000
    200,000 MSC Industrial Direct Company, Inc. *<F9>
            A direct marketer of a full line of industrial products
            intended to satisfy its customers' maintenance,
            repair and operations supplies requirements              2,050,000
     10,000 TESSCO Technologies, Inc. *<F9>
            Distributor of products to the wireless communications
            industry, serves customers in the cellular
            telephone, personal communication system (PCS),
            paging and mobile radio-dispatched markets                 215,000
                                                                  ------------
                                                                     8,667,500
                                                                  ------------
            MACHINERY - INDUSTRIAL - 0.9%
     80,000 Regal-Beloit Corporation
            Manufactures a line of mechanical products to
            control motion and torque and electrical products
            such as motors and generators                            1,890,000
     34,800 The Manitowoc Company, Inc.
            Designs and manufactures commercial ice machines and
            refrigeration products, and cranes and related products.
            Manitowoc also engages in marine vessel repair           1,448,550
     25,000 Robbins & Myers, Inc.
            Designs, manufactures and markets fluid handling
            products and systems for the process industry              557,813
                                                                  ------------
                                                                     3,896,363
                                                                  ------------
            SAVINGS & LOAN - 0.9%
     50,000 Home Federal Bancorp
            Unitary savings and loan holding company for Home
            Federal Savings Bank                                     1,418,750
     75,000 ITLA Capital Corporation *<F9>
            Primarily engages in the origination of loans
            secured by income producing real estate                  1,181,250
     30,000 Alliance Bancorp., Inc.
            Registered savings and loan holding company
            engaged in the business of providing financial service
            products through its wholly-owned subsidiary,
            Liberty Federal Bank                                       697,500
     20,000 Haven Bancorp, Inc.
            Holding company for Columbia Federal Saving Bank,
            a federally chartered stock savings bank                   320,000
                                                                  ------------
                                                                     3,617,500
                                                                  ------------
            SPECIALTY FINANCE - 0.4%
     90,000 American Capital Strategies, Ltd.
            Specialty finance company that has been principally
            engaged in arranging commercial loans to
            small and medium sized business                          1,642,500
                                                                  ------------
            ELECTRONICS - 0.3%
     60,000 Methode Electronics, Inc. - Class A
            Manufactures electronic components that connect,
            convey and control electrical energy, signal
            and pulse, including connectors, automotive
            components, interconnect devices, printed circuits,
            and current carrying distribution systems                1,372,500
                                                                  ------------
            TOTAL COMMON STOCKS (cost $200,536,086)                229,382,685
                                                                  ------------
SHORT-TERM INVESTMENTS - 47.2%
            VARIABLE RATE DEMAND NOTES - 11.6%
$10,306,806 Firstar Bank, 4.97%                                     10,306,806
  9,023,100 Warner Lambert, 4.70%                                    9,023,100
  7,434,206 General Mills, 4.83%                                     7,434,206
  7,368,333 Sara Lee, 4.82%                                          7,368,333
  6,818,650 Pitney Bowes, 4.83%                                      6,818,650
  4,936,940 Wisconsin Electric Power Co., 4.70%                      4,936,940
  1,613,568 American Family Financial Services, Inc., 4.70%          1,613,568
  1,016,857 Wisconsin Central Credit Union Corporation, 4.89%        1,016,857
                                                                  ------------
                                                                    48,518,460
                                                                  ------------
            COMMERCIAL PAPER - 33.2%
            Associates Corporation
  8,000,000 4.84%, 8/12/99                                           8,000,000
 10,000,000 4.92%, 9/01/99                                          10,000,000
            CIT Group Holdings,Inc.
  6,000,000 4.85%, 7/16/99                                           6,000,000
 12,000,000 4.96%, 8/31/99                                          12,000,000
            General Motors Acceptance Corporation
  9,000,000 4.84%, 7/08/99                                           9,000,000
  9,000,000 4.84%, 7/12/99                                           9,000,000
            Norwest Corporation
 10,000,000 4.92%, 7/07/99                                          10,000,000
  8,000,000 4.93%, 9/02/99                                           8,000,000
            Prudential Funding Corporation
 15,000,000 4.92%, 8/01/99                                          15,000,000
  3,000,000 4.91%, 9/10/99                                           3,000,000
            American Express Credit
 17,000,000 4.80%, 7/06/99                                          17,000,000
            Ford Motor Credit Corporation
 15,000,000 4.87%, 7/08/99                                          15,000,000
            GE Capital Corporation
 12,000,000 4.99%, 8/23/99                                          12,000,000
            General Electric Capital Corporation
  5,000,000 4.88%, 7/26/99                                           5,000,000
                                                                  ------------
                                                                   139,000,000
                                                                  ------------
            U.S. TREASURY OBLIGATIONS - 2.4%
            U.S. Treasury Bill
 10,000,000 4.43%, 9/09/99                                           9,912,500
                                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS (cost $197,430,960)       197,430,960
                                                                  ------------
            TOTAL INVESTMENTS - 102.1% (cost $397,967,046)         426,813,645
                                                                  ------------
            LIABILITIES, LESS OTHER ASSETS  - (2.1)%                (8,629,157)
                                                                  ------------
            TOTAL NET ASSETS - 100.0%                             $418,184,488
                                                                  ------------
                                                                  ------------
*<F9>  non-income producing

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS
Common stocks, at market value (cost: $200,536,086)               $229,382,685
Variable rate demand notes and commercial paper, at amortized
  cost, which approximates market value (cost: $197,430,960)       197,430,960
Cash                                                                    13,951
Receivables
     Capital shares sold                                             2,904,831
     Dividends                                                         151,677
     Interest                                                          998,916
Prepaid expenses and other assets                                       47,202
                                                                  ------------
          Total assets                                            $430,930,222
                                                                  ------------
                                                                  ------------
LIABILITIES AND NET ASSETS
Capital shares redeemed                                           $    575,512
Payables and accrued expenses
     Payable for securities purchased                               11,702,559
     Accrued expenses and other liabilities                            146,031
     Due to adviser                                                    321,632
                                                                  ------------
          Total liabilities                                         12,745,734
                                                                  ------------
Net assets
     Common stock, $.01 par value; 50,000,000 shares
       authorized, 13,158,108 shares issued and outstanding,
       and paid-in capital                                         388,145,907
     Accumulated undistributed net investment income                 3,739,321
     Accumulated undistributed net realized gain (loss)
       on investments                                               (2,547,339)
     Net unrealized appreciation on investments                     28,846,599
                                                                  ------------
          Total net assets                                         418,184,488
                                                                  ------------
          Total liabilities and net assets                        $430,930,222
                                                                  ------------
                                                                  ------------
Net asset value per share                                         $      31.78
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the year ended June 30, 1999

INCOME
     Interest                                                       $5,968,461
     Dividends                                                       1,100,335
     Other income                                                          314
                                                                    ----------
                                                                     7,069,110
                                                                    ----------
EXPENSES
     Management fee                                                  2,307,620
     Administration fee                                                139,848
     Registration fees                                                 129,617
     Transfer and disbursing agent fees                                128,355
     Custodian fees                                                     61,067
     Accounting fee                                                     47,058
     Printing and mailing fees                                          31,669
     Legal fees                                                         28,095
     Audit fees                                                         14,310
     Other operating expenses                                            6,988
                                                                    ----------
          Total expenses                                             2,894,627
                                                                    ----------
     Net investment income                                           4,174,483
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
     Net realized loss on investments                               (2,617,572)
     Net change in unrealized appreciation on investments            8,200,699
                                                                    ----------
          Net gain on investments                                    5,583,127
                                                                    ----------
          Net increase in net assets resulting from operations      $9,757,610
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 1999 and June 30, 1998

                                                      June 30,       June 30,
                                                        1999           1998
                                                   ------------    -----------
OPERATIONS:
     Net investment income                         $  4,174,483    $   145,596
     Net realized gain (loss) on investments         (2,617,572)     8,783,209
     Net change in unrealized appreciation            8,200,699      7,971,431
                                                   ------------    -----------
          Net increase in net assets resulting
            from operations                           9,757,610     16,900,236
                                                   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income          (208,192)            --
     Distributions from net capital gains            (8,674,266)    (2,597,640)
                                                   ------------    -----------
          Total distributions                        (8,882,458)    (2,597,640)
                                                   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (12,897,111 and
       1,315,647 shares, respectively)              397,728,851     42,757,189
     Increase in shares issued for reinvested
       distributions (282,573 and 84,945 shares,
       respectively)                                  8,683,476      2,512,667
     Cost of shares redeemed (2,741,427 and
       210,578 shares, respectively)                (84,060,191)    (6,735,975)
                                                   ------------    -----------
          Net increase in net assets derived from
            capital share transactions              322,352,136     38,533,881
                                                   ------------    -----------
          Net increase in net assets                323,227,288     52,836,477
                                                   ------------    -----------
NET ASSETS AT BEGINNING OF YEAR                      94,957,200     42,120,723
                                                   ------------    -----------
NET ASSETS AT END OF YEAR (including accumulated
  undistributed net investment income (loss) of
  $3,739,321 and ($226,970), respectively)         $418,184,488    $94,957,200
                                                   ------------    -----------
                                                   ------------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                                            Year ended June 30,
                                                    --------------------------------------------------------------------
                                                      1999           1998           1997           1996           1995
                                                    --------       --------       --------       --------       --------
Net asset value at beginning of year               $  34.91        $  27.53       $  24.33       $  20.17       $  17.34
Income from investment operations:
   Net investment income (loss)                        0.40            0.16          (0.03)         (0.05)         (0.24)
   Net realized and unrealized gain (loss) on
      investments                                     (2.25)           8.71           3.82           5.55           4.21
                                                    --------       --------       --------       --------       --------
      Total from investment operations                (1.85)           8.87           3.79           5.50           3.97
Less distribution:
   Dividends from net investment income               (0.03)           0.00           0.00           0.00           0.00
   Distributions from net capital gains               (1.25)          (1.49)         (0.59)         (1.34)         (1.14)
                                                    --------       --------       --------       --------       --------
      Total distributions                             (1.28)          (1.49)         (0.59)         (1.34)         (1.14)
                                                    --------       --------       --------       --------       --------
Net asset value at end of year                     $  31.78        $  34.91       $  27.53       $  24.33       $  20.17
                                                    --------       --------       --------       --------       --------
                                                    --------       --------       --------       --------       --------
Total return                                          (5.2)%          33.2%          15.8%          28.3%          24.1%
Ratios/Supplemental Data:
  Net assets at end of year (in thousands)          $418,184        $94,957        $42,121        $28,981        $20,868
  Ratio of expenses to average net assets               1.2%           1.3%           1.4%           1.5%           1.7%
  Ratio of net investment income (loss)
    to average net assets                               1.8%           0.2%         (0.4)%         (0.3)%         (0.6)%
  Portfolio turnover rate                              19.8%          49.8%          41.0%          45.6%          37.9%

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

     The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

     (a) Investment and shareholder transactions are recorded on a trade date basis.

     (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

     (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

     (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  RELATED PARTIES:

     Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 18,507 shares or 0.1% of the outstanding common stock of the Fund at June 30, 1999.

     The non-affiliated directors receive a fee of $2,000 annually.

     The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

     Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

     During the year ended June 30, 1999, purchases of securities other than short-term investments were $170,232,655. Sales of such securities for that period were $22,822,018.

     For Federal income tax purposes, the cost of investments at June 30, 1999 was $397,588,673. At June 30, 1999, on a tax basis, gross unrealized appreciation of investments was $39,651,499 and gross unrealized depreciation of investments was $10,426,526.

(4)  INCOME TAXES:

     No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

     On December 29, 1998, the Fund distributed net investment income, short-term and long-term capital gains of approximately $0.03, $0.18 and $1.07 per share, respectively.

                                    APPENDIX
                                    --------

                          DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or
suitability for a particular investor.   When a security has received a rating
from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") use.

Ratings by Moody's

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." A large or by an exceptionally stable margin protects interest payments and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these characteristics.